UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-08050

The Asia Tigers Fund, Inc.
(Exact name of registrant as specified in charter)

345 Park Avenue New York, NY 10154
(Address of principal executive offices)(Zip code)

Simpson Thacher & Bartlett LLP
425 Lexington Avenue
New York, NY 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-583-5000

Date of fiscal year end: October 31, 2006

Date of reporting period: October 31, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

The Asia Tigers Fund, Inc.

December 1, 2006

Dear Fund Shareholder,

We are pleased to provide you with the audited financial statements of The Asia Tigers Fund, Inc. (the “Fund”) for the fiscal year ended October 31, 2006.

The Fund’s net asset value (“NAV”) closed at $19.21 on October 31, 2006, representing an increase of 42.9% for the Fund’s fiscal year. The Fund outperformed its benchmark, the MSCI AC Asia Free ex-Japan*, which rose 32.1% during the same period.

Asian equity markets posted impressive gains for the 12 months ending October 31, 2006, fueled by a combination of solid earnings growth, a benign interest rate environment and a rising risk appetite among global investors. Although the sustainability of Asia’s outperformance looked uncertain at mid-year, new positive drivers emerged in the third quarter, including the U.S. Federal Reserve halting further interest rate hikes while oil prices, together with many other commodities, finally pulled back after surging during the first half of the year. Overall, Asian emerging markets appear well on track to achieve the 8.3% GDP growth forecast by the International Monetary Fund (“IMF”).

Broadly speaking, Asia ex-Japan has been in a bull market since bottoming during the SARS crisis in April 2003. Since then, the Fund’s benchmark, the MSCI AC Asia Free ex-Japan, has appreciated 196%, with roughly two-thirds of the advance earnings driven and one-third from price-earnings ratio (“PER”) expansion. Nevertheless, based on Institutional Brokers Estimates System consensus forecasts, we believe Asian equity valuations look reasonable, trading on 13.6 times 2007 earnings, which are forecast to rise 14.3%. While this looks more expensive than Asia’s 10 to 12 times PER range over the past five years, looking back to 1988–90, when Asian markets first appeared on investors’ radar screens, current valuations remain at the low end of the past 18-year historical range. Moreover, with the recent emergence of China and India as intra-regional growth drivers, we believe it appears that investors are increasingly willing to pay higher price-earnings multiples to gain exposure to Asia’s “growth premium.”

We retain our long-term bullish view on Asian equities, although we acknowledge that given the recent strong performance and rising valuations, the risk of a short-term correction has increased. Potential catalysts for a sell-off could be renewed fears of a sharp global slowdown or a re-acceleration in energy prices. Nevertheless, we believe that any significant pullback should be short-lived and likely to be viewed as a buying opportunity. With the IMF forecasting the region’s GDP growth to decelerate only slightly in 2007 to 8.2%, coupled with forecasted double-digit earnings growth, we believe Asia’s strong, secular growth story remains intact.

On behalf of the Board of Directors, we thank you for your participation and continued support of the Fund. If you have any questions, please do not hesitate to visit our website at www.blackstone.com or call our toll-free number, 866-800-8933.

Sincerely,

Prakash A. Melwani
Director and President
The Asia Tigers Fund, Inc.

*	Please note that the benchmark is an unmanaged index. Investors cannot directly invest in the index. The index does not reflect transaction costs or manager fees.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. There is no guarantee that the Fund’s or any other investment technique will be effective under all market conditions.

2

THE ASIA TIGERS FUND, INC.

Fundamental Periodic Repurchase Policy

The Fund has adopted the following fundamental policy regarding periodic repurchases:

a)
The Fund will make offers to repurchase its shares at quarterly intervals pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended from time to time (“Offers”). The Board of Directors may place such conditions and limitations on Offers as may be permitted under Rule 23c-3.

b)	14 days prior to the last Friday of each of the Fund’s fiscal quarters, or the next business day if such Friday is not a business day, will be the deadline (the “Repurchase Request Deadline”) by which the Fund must receive repurchase requests submitted by stockholders in response to the most recent Offer.

c)	The date on which the repurchase price for shares is to be determined (the “Repurchase Pricing Date”) shall occur no later than the last Friday of each of the Fund’s fiscal quarters, or the next business day if such day is not a business day.

d)	Offers may be suspended or postponed under certain circumstances, as provided for in Rule 23c-3.

(For further details, see Note E to the Financial Statements.)

3

THE ASIA TIGERS FUND, INC.

October 31, 2006

Schedule of Investments

COMMON STOCKS (99.25% of net assets)

NUMBER OF SHARES	SECURITY	PERCENT OF NET ASSETS	COST	VALUE

	China	13.99%
	Advertising Sales	0.38%
6,900	Focus Media Holding, Ltd. ADR+		$398,799	$364,941

	Airport Development & Maintenance	0.47%
692,000	Beijing Capital International Airport Co., Ltd.		249,154	443,826

	Commercial Banks – Non-US	0.74%
450,000	China Merchants Bank Co., Ltd. 144A+		499,253	702,163

	Food – Meat Products	0.84%
1,058,500	People’s Food Holdings, Ltd.		569,073	795,328

	Gold Mining	0.46%
504,000	Lingbao Gold Company, Ltd.		535,008	440,500

	Life / Health Insurance	0.80%
360,000	China Life Insurance Co., Ltd.		548,386	757,919

	Machinery – General Industry	0.64%
1,886,000	Shanghai Prime Machinery Co., Ltd.+		655,482	610,870

	Machinery – Material Handling	1.36%
1,363,300	Shanghai Zhenhua Port Machinery Co., Class B		621,791	1,289,682

	Non-Ferrous Metals	0.70%
1,412,000	Hunan Non-Ferrous Metal Corp., Ltd. 144A+		370,405	667,865

	Oil Companies – Integrated	1.77%
12,199	China Petroleum and Chemical Corp. ADR		470,729	846,245
756,000	Petrochina Co., Ltd.		753,957	832,739

			1,224,686	1,678,984

	Real Estate – Operations & Development	2.15%
1,236,603	China Vanke Co., Ltd. Class B		294,888	1,490,869
629,700	Jiangsu Xincheng Real Estate Co., Ltd.		510,807	552,247

			805,695	2,043,116

	Retail – Regional Department Store	0.84%
1,208,000	Golden Eagle Retail Group, Ltd.		603,467	799,614

	Shipbuilding	0.83%
642,000	Guangzhou Shipyard International Company Ltd.+		470,456	783,908

	Telecommunications Equipment	1.52%
433,000	Foxconn International Holdings, Ltd.+		257,104	1,438,649

	Transport – Services	0.49%
1,084,000	Guangdong Nan Yue Logistics Company Limited		498,523	469,533

	Total China		8,307,282	13,286,898

4

THE ASIA TIGERS FUND, INC.

October 31, 2006

Schedule of Investments (continued)

COMMON STOCKS (continued)

NUMBER OF SHARES	SECURITY	PERCENT OF NET ASSETS	COST	VALUE

	Hong Kong	17.14%
	Cellular Telecommunications	3.25%
379,600	China Mobile (Hong Kong), Ltd.		$1,300,183	$3,083,541

	Commercial Banks – Non-US	1.42%
88,402	Dah Sing Financial Holdings, Ltd.		499,745	773,208
30,500	HSBC Holdings PLC		347,585	575,483

			847,330	1,348,691

	Distribution & Wholesale	1.74%
170,500	Esprit Holdings, Ltd.		237,106	1,650,159

	Diversified Operations	0.83%
88,381	Hutchison Whampoa, Ltd.		419,142	783,817

	Electric – Generation	1.13%
864,000	China Resources Power Holdings Co., Ltd.		478,981	1,077,189

	Electronic Components – Miscellaneous	0.57%
466,000	AAC Acoustic Technology Holdings, Inc.+		462,596	541,453

	Finance – Other Services	1.10%
132,000	Hong Kong Exchanges & Clearing, Ltd.		273,917	1,045,108

	Hotels & Motels	0.67%
6,470,000	Regal Hotels International Holdings, Ltd.		450,068	632,011

	Machinery – General Industry	0.43%
596,000	Fongs’ Industries Co., Ltd.		498,763	405,236

	Oil Companies – Exploration & Production	0.99%
11,250	CNOOC, Ltd. ADR		557,593	942,975

	Real Estate – Operations & Development	3.15%
89,700	Cheung Kong Holdings, Ltd.		648,897	975,370
1,400,109	Far East Consortium		405,398	579,461
272,000	Hopewell Holdings, Ltd.		299,503	807,583
2,488,261	Shanghai Real Estate, Ltd.		549,365	630,041

			1,903,163	2,992,455

	Retail – Restaurants	0.54%
330,000	Cafe De Coral Holdings, Ltd.		297,250	515,767

	Semiconductor Components – Integrated Circuits	0.33%
1,812,000	Solomon Systech International, Ltd.		664,282	316,740

	Textile – Products	0.57%
1,593,950	Victory City International Holdings, Ltd.		510,583	542,909

	Transport – Services	0.42%
200,000	Integrated Distribution Services Group, Ltd.		355,545	403,586

	Total Hong Kong		9,256,502	16,281,637

5

THE ASIA TIGERS FUND, INC.

October 31, 2006

Schedule of Investments (continued)

COMMON STOCKS (continued)

NUMBER OF SHARES	SECURITY	PERCENT OF NET ASSETS	COST	VALUE

	India	8.41%
	Applications Software	2.42%
49,552	Infosys Technologies, Ltd.		$518,785	$2,305,164

	Commercial Banks – Non-US	1.23%
58,980	Punjab National Bank, Ltd.		490,396	679,062
20,015	State Bank of India		82,268	486,930

			572,664	1,165,992

	Medical – Drug	0.36%
78,700	Torrent Pharmaceuticals, Ltd.		398,435	341,767

	Metals – Diversified	0.31%
14,734	Hindustan Zinc, Ltd.		172,218	296,708

	Oil Companies – Exploration & Production	0.52%
27,225	Oil and Natural Gas Corp., Ltd.		429,122	493,170

	Oil Refining & Marketing	1.10%
38,454	Reliance Industries, Ltd.		180,517	1,047,131

	Power Conversion & Supply Equipment	1.47%
26,024	Bharat Heavy Electricals, Ltd.		263,730	1,395,575

	Shipbuilding	0.44%
69,350	ABG Shipyard, Ltd.		559,414	416,901

	Telecommunications Services	0.56%
62,910	Reliance Communication, Ltd.+		377,962	529,419

	Total India		3,472,847	7,991,827

	Indonesia	3.10%
	Commercial Banks – Non-US	0.67%
1,258,830	PT Bank Central Asia TBK		333,342	642,366

	Gas – Distribution	0.67%
509,500	PT Perusahaan Gas Negara		645,482	637,399

	Metal Processors & Fabrication	0.53%
29,500,000	PT Bakrie and Brothers TBK+		500,647	501,783

	Telecommunications Services	0.90%
925,500	PT Telekomunikasi Indonesia TBK		450,957	853,136

	Transportation – Marine	0.33%
1,533,000	PT Berlian Laju Tanker TBK		238,608	314,591

	Total Indonesia		2,169,036	2,949,275

	Malaysia	3.28%
	Agricultural Operations	0.82%
165,200	IOI Corp. BHD		270,086	777,944

6

THE ASIA TIGERS FUND, INC.

October 31, 2006

Schedule of Investments (continued)

COMMON STOCKS (continued)

NUMBER OF SHARES	SECURITY	PERCENT OF NET ASSETS	COST	VALUE

	Malaysia (continued)
	Commercial Banks – Non-US	0.73%
365,400	Bumiputra – Commerce Holdings BHD		$457,078	$690,284

	Metal Processors & Fabrication	0.21%
109,300	KNM Group BHD		203,603	203,488

	Resorts & Theme Parks	0.67%
196,500	Resorts World BHD		453,803	640,205

	Rubber & Vinyl	0.85%
278,700	Top Glove Corp. BHD		687,717	808,821

	Total Malaysia		2,072,287	3,120,742

	Singapore	12.24%
	Commercial Banks – Non-US	1.51%
109,100	DBS Group Holdings, Ltd.		699,870	1,429,303

	Diversified Operations	0.96%
90,000	Keppel Corp., Ltd.		649,687	913,207

	Electronic Components – Semiconductors	0.55%
1,120,000	United Test and Assembly Center, Ltd.+		707,501	525,062

	Food – Confectionary	1.52%
808,000	Want Want Holdings, Ltd.		820,096	1,446,320

	Food – Wholesale / Distribution	0.80%
618,000	Olam International, Ltd.		602,366	758,039

	Oil Field Machinery & Equipment	0.74%
444,000	KS Energy Services, Ltd.		561,409	707,138

	Real Estate – Operations & Development	1.01%
272,500	Keppel Land, Ltd.		196,844	962,496

	Schools	0.44%
244,000	Raffles Education Corp., Ltd.		401,628	416,813

	Telecommunications Services	1.02%
567,840	Singapore Telecommunications, Ltd.		747,162	966,365

	Transportation – Marine	3.47%
1,006,000	Cosco Corp. (Singapore) Ltd.		603,229	1,240,420
816,000	Ezra Holdings, Ltd.		426,397	2,054,214

			1,029,626	3,294,634

	Water Treatment Systems	0.22%
121,000	Hyflux, Ltd.		205,813	204,367

	Total Singapore		6,622,002	11,623,744

7

THE ASIA TIGERS FUND, INC.

October 31, 2006

Schedule of Investments (continued)

COMMON STOCKS (continued)

NUMBER OF SHARES	SECURITY	PERCENT OF NET ASSETS	COST	VALUE

	South Korea	23.64%
	Auto – Cars & Light Trucks	1.17%
13,700	Hyundai Motor Co.		$564,530	$1,113,798

	Auto / Truck Parts & Equipment Original	0.67%
6,570	Hyundai Mobis		554,032	641,520

	Building & Construction – Miscellaneous	1.48%
18,030	GS Engineering & Construction Corp.		403,459	1,402,674

	Cellular Telecommunications	1.02%
4,476	SK Telecom Co., Ltd.		801,268	971,494

	Circuits	0.49%
14,601	Core Logic, Inc.		514,324	466,451

	Commercial Banks – Non-US	2.17%
25,981	Kookmin Bank		731,247	2,065,354

	Diversified Financial Services	2.52%
13,920	Korea Investment Holdings Co., Ltd.		487,195	664,827
37,520	Shinhan Financial Group Co., Ltd.		585,202	1,730,253

			1,072,397	2,395,080

	Electronic Components – Semiconductors	7.56%
11,072	Samsung Electronics Co., Ltd.		3,021,262	7,179,996

	Non-Ferrous Metals	1.27%
10,890	Korea Zinc Co., Ltd.		348,013	1,202,038

	Property & Casualty Insurance	0.81%
51,330	LIG Non-Life Insurance Co., Ltd.		296,637	765,428

	Retail – Discount	1.21%
1,990	Shinsegae Co., Ltd.		558,276	1,146,858

	Shipbuilding	1.30%
46,090	Samsung Heavy Industries		602,185	1,235,165

	Steel – Producers	1.97%
5,625	POSCO		710,822	1,561,173
4,350	POSCO ADR		123,672	306,762

			834,494	1,867,935

	Total South Korea		10,302,124	22,453,791

8

THE ASIA TIGERS FUND, INC.

October 31, 2006

Schedule of Investments (continued)

COMMON STOCKS (continued)

NUMBER OF SHARES	SECURITY	PERCENT OF NET ASSETS	COST	VALUE

	Taiwan	13.40%
	Athletic Equipment	1.07%
145,775	Johnson Health Tech Co., Ltd.		$605,773	$1,014,640

	Building Products – Cement & Aggregation	0.84%
1,005,820	Taiwan Cement Corp.		544,565	793,830

	Computers	2.18%
296,479	Advantech Co., Ltd.		370,817	825,435
1	Compal Electronics, Inc.		1	1
50,400	High Tech Computer Corp.		605,455	1,250,150

			976,273	2,075,586

	Diversified Financial Services	0.50%
246,000	Cathay Financial Holding Co., Ltd.		500,507	477,059

	Electronic Components – Miscellaneous	3.42%
199,100	Asustek Computer, Inc.		560,356	483,683
426,674	HON HAI Precision Industry		1,030,503	2,764,529

			1,590,859	3,248,212

	Hospital Beds / Equipment	0.84%
374,000	Pihsiang Machinery Manufacturing Co., Ltd.		591,805	797,252

	Semiconductor Components – Integrated Circuits	4.55%
863,583	Advanced Semiconductor Engineering, Inc.+		620,026	798,412
87,087	Novatek Microelectronics Corp., Ltd.		413,021	412,393
702,211	Powerchip Semiconductor Corp.		454,125	432,812
1,459,666	Taiwan Semiconductor Manufacturing Co., Ltd.		2,282,890	2,677,078

			3,770,062	4,320,695

	Total Taiwan		8,579,844	12,727,274

	Thailand	4.05%
	Building Products – Cement & Aggregation	0.86%
113,320	Siam Cement PCL		498,450	820,891

	Commercial Banks – Non-US	0.06%
30,500	Siam Commercial Bank PCL		41,328	53,990

	Electric – Generation	0.66%
756,000	Glow Energy PCL		488,623	633,088

	Oil Companies – Exploration & Production	0.98%
313,300	PTT Exploration & Production PCL		508,510	930,003

	Oil Refining & Marketing	0.53%
303,200	Thai Oil PCL		509,471	503,682

9

THE ASIA TIGERS FUND, INC.

October 31, 2006

Schedule of Investments (concluded)

COMMON STOCKS (continued)

NUMBER OF SHARES	SECURITY	PERCENT OF NET ASSETS	COST	VALUE

	Thailand (continued)
	Real Estate – Operations & Development	0.96%
1,268,000	Central Pattana Public Company Foreign		$534,288	$756,242
258,300	Central Pattana Public Company Limited		152,041	154,051

			686,329	910,293

	Total Thailand		2,732,711	3,851,947

	TOTAL COMMON STOCKS		53,514,635	94,287,135

PREFERRED STOCK (0.81% of net assets)
	Thailand	0.81%
	Commercial Banks – Non-US	0.81%
444,205	Siam Commercial Bank PCL – 5.25% Preferred		151,803	774,214

	Total Thailand		151,803	774,214

	TOTAL PREFERRED STOCK		151,803	774,214

	TOTAL STOCK INVESTMENTS		$53,666,438	$95,061,349

REPURCHASE AGREEMENT (0.92% of net assets)
PRINCIPAL AMOUNT	SECURITY	PERCENT OF NET ASSETS	COST	VALUE

	United States	0.92%
	Commercial Banks	0.92%
$870,964	State Street Bank, 1.50% dated 10/31/06, due 11/1/06, proceeds at maturity $871,000 (Collateralized by $871,000 FNMA,		$870,964	$870,964
	6%, due 05/15/08, Market Value $884,609)
	Total United States		870,964	870,964

	TOTAL REPURCHASE AGREEMENT		870,964	870,964

	TOTAL INVESTMENTS++	100.98%	$54,537,402	95,932,313

	LIABILITIES IN EXCESS OF OTHER ASSETS	(0.98)%		(932,592)

	NET ASSETS	100.00%		$94,999,721

This Schedule of Investments reflects each company’s country of domicile. The companies may also be subject to the risks of other countries.

Footnotes and Abbreviations
ADR	American Depository Receipts.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified insitutional buyers.
At October 31, 2006, these securities amounted to a value of $1,370,028.
+	Non-Income producing security.
++	As of October 31, 2006, the aggregate cost for federal income tax purposes was $54,782,192. The aggregate gross unrealized appreciation (depreciation) for all securities was as follows:
Excess of value over tax cost	$42,604,936
Excess of tax cost over value	(1,454,815)

$41,150,121

See accompanying notes to financial statements.

10

THE ASIA TIGERS FUND, INC.

Statement of Assets and Liabilities	October 31, 2006

ASSETS
Investments, at value (Cost $54,537,402)	$95,932,313
Foreign Currency (Cost $97,649)	97,549
Receivables:
Securities sold	491,437
Dividends	23,849
Prepaid expenses	7,801

Total Assets	96,552,949

LIABILITIES
Payable for securities purchased	510,305
Due to Investment Manager	81,991
Due to Administrator	16,398
Due to Directors	3,781
Accrued expenses	245,265
Deferred foreign withholding taxes payable	695,488

Total Liabilities	1,553,228

Net Assets	$94,999,721

NET ASSET VALUE PER SHARE
($94,999,721 / 4,944,927 shares issued and outstanding)	$19.21

NET ASSETS CONSIST OF:
Capital stock, $0.001 par value; 20,514,984 shares issued (100,000,000 shares authorized)	$20,515
Paid-in capital	218,086,110
Cost of 15,570,057 shares repurchased	(148,346,638)
Accumulated net realized loss on investments	(15,459,379)
Net unrealized appreciation in value of investments and on translation of other assets and liabilities denominated in foreign currencies (net of deferred foreign withholding taxes of $695,488)	40,699,113

$94,999,721

See accompanying notes to financial statements.

11

THE ASIA TIGERS FUND, INC.

Statement of Operations	For the Year Ended October 31, 2006

Investment Income
Dividends (net of taxes withheld of $196,793)		$1,939,879
Interest		36,583

Total Investment Income		1,976,462

Expenses
Management fees	$900,175
Legal fees	361,387
Administration fees	180,035
Custodian fees	135,835
Printing	114,612
Audit and tax fees	101,087
Directors’ fees	59,353
Insurance	33,035
Transfer agent fees	25,789
NYSE fees	21,240
ICI fees	2,958
Miscellaneous	44,211

Total Expenses		1,979,717

Net Investment Loss		(3,255)

Net Realized and Unrealized Gain (Loss) on Investments,
Foreign Currency Holdings and Translation of Other Assets
and Liabilities Denominated in Foreign Currencies:
Net realized gain (loss) from:
Security transactions (net of capital gains tax of $70,668)		13,305,732
Foreign currency related transactions		(39,989)

		13,265,743
Net change in unrealized appreciation in value of investments, foreign currency holdings and translation of other assets and liabilities denominated in foreign currencies (net of increase in deferred foreign withholding taxes of $114,483)		18,556,371

Net realized and unrealized gain on investments, foreign currency holdings and translation of other assets and liabilities denominated in foreign currencies		31,822,114

Net increase in net assets resulting from operations		$31,818,859

See accompanying notes to financial statements.

12

THE ASIA TIGERS FUND, INC.

Statement of Changes in Net Assets

	For the Year Ended October 31, 2006	For the Year Ended October 31, 2005

INCREASE (DECREASE) IN NET ASSETS
Operations
Net investment income (loss)	$(3,255)	$406,817
Net realized gain on investments and foreign currency related transactions	13,265,743	10,265,318
Net change in unrealized appreciation in value of investments, foreign currency holdings and translation of other assets and liabilities denominated in foreign currencies	18,556,371	5,804,706

Net increase in net assets resulting from operations	31,818,859	16,476,841

Capital Share Transactions
Shares repurchased under Repurchase Offers (767,564 and 1,300,950 shares, respectively) (net of repurchase fees of $271,885 and $336,904, respectively) (including expenses of $258,087 and $236,680, respectively)	(13,580,170)	(16,744,957)

Net decrease in net assets resulting from capital share transactions	(13,580,170)	(16,744,957)

Total increase (decrease) in net assets	18,238,689	(268,116)

NET ASSETS
Beginning of period	76,761,032	77,029,148

End of period	$94,999,721	$76,761,032

See accompanying notes to financial statements.

 13

THE ASIA TIGERS FUND, INC.

Financial Highlights

For a Share Outstanding throughout Each Period

	For the Year Ended Oct. 31, 2006	For the Year Ended Oct. 31, 2005	For the Year Ended Oct. 31, 2004	For the Year Ended Oct. 31, 2003	For the Year Ended Oct. 31, 2002

Per Share Operating Performance
Net asset value, beginning of period	$13.44	$10.98	$10.62	$7.65	$6.89

Net investment income[1]	—	0.06	0.07	0.05	0.01
Net realized and unrealized gains on investments, foreign currency holdings, and translation of other assets and liabilities denominated in foreign currencies[2]	5.77	2.38	0.35	2.87	0.60

Net increase from investment operations	5.77	2.44	0.42	2.92	0.61

Less dividends and distributions:
Dividends from net investment income	—	—	(0.07)	—	—

Total dividends and distributions	—	—	(0.07)	—	—

Capital share transactions
Anti-dilutive effect of Tender Offer	—	—	—	—	0.14
Anti-dilutive effect of Repurchase Offer	—	0.02	0.01	0.05	0.01
Anti-dilutive effect of Share Repurchase Program	—	—	—	—	— [4]

Total capital share transactions	—	0.02	0.01	0.05	0.15

Net asset value, end of period	$19.21	$13.44	$10.98	$10.62	$7.65

Per share market value, end of period	$18.55	$12.91	$10.02	$10.30	$6.77

Total Investment Return[3] Based on Market Value	43.69%	28.84%	(2.13)%	52.14%	16.93%
Based on Net Asset Value	42.93%	22.40%	4.05%	38.82%	11.03%

Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$95,000	$76,761	$77,029	$91,480	$100,438
Ratios of expenses to average net assets	2.20%	2.08%	1.99%	1.95%	1.78%
Ratios of net investment income to average net assets	—	0.49%	0.65%	0.60%	0.06%
Portfolio turnover	36.44%	40.79%	39.79%	33.10%	41.32%

See page 15 for footnotes.

See accompanying notes to financial statements.

14

THE ASIA TIGERS FUND, INC.

Financial Highlights (concluded)

For a Share Outstanding throughout Each Period

[1]	Based on average shares outstanding throughout the period.

[2]	Net of deferred foreign withholding taxes of $0.01, $0.03, less than $0.01, $0.03, and less than $0.01 per share for the years ended October 31, 2006, October 31, 2005, October 31, 2004, October 31, 2003, and October 31, 2002, respectively.

[3]	Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges and is not annualized. Past performance is not a guarantee of future results.

[4]	Less than $0.01 per share.

See accompanying notes to financial statements.

15

THE ASIA TIGERS FUND, INC.

Notes to Financial Statements	October 31, 2006

NOTE A: ORGANIZATION

The Asia Tigers Fund, Inc. (the “Fund”) was incorporated in Maryland on September 23, 1993 and commenced operations on November 29, 1993. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed- end, non-diversified management investment company. The Fund’s investment objective is long-term capital appreciation, which it seeks to achieve by investing primarily in equity securities of Asian companies.

NOTE B: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are in conformity with accounting principles generally accepted in the United States of America and are consistently followed by the Fund in the preparation of its financial statements.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reported period. Actual results could differ from those estimates.

Significant accounting policies are as follows:

Portfolio Valuation. Investments are stated at value in the accompanying financial statements. In valuing the Fund’s assets, all securities for which market quotations are readily available are generally valued:

(i)	at the last sale price prior to the time of determination if there was a sale on the date of determination,

(ii)	at the mean between the last current bid and asked prices if there was no sales price on such date and bid and asked quotations are available, and

(iii)	at the bid price if there was no sales price on such date and only bid quotations are available.

Securities that are traded over-the-counter are valued, if bid and asked quotations are available, at the mean between the current bid and asked prices. Securities for which sales prices and bid and asked quotations are not available on the date of determination may be valued at the most recently available prices or quotations under policies adopted by the Board of Directors. Investments in short-term debt securities having a maturity of 60 days or less are valued at amortized cost which approximates market value. All other securities and assets are carried at fair value as determined in good faith by, or under the direction of, the Board of Directors. The net asset value per share of the Fund is calculated weekly and at the end of each month.

16

THE ASIA TIGERS FUND, INC.

Notes to Financial Statements (continued)	October 31, 2006

Repurchase Agreements. The Fund may enter into repurchase agreements, whereby securities are purchased from a counterparty under an agreement to resell them at a future date at the same price plus accrued interest. The Fund is exposed to credit risk on repurchase agreements to the extent that the counterparty defaults on its obligation to repurchase the securities, and the market value of such securities held by the Fund, including any accrued interest or dividends on such securities, is less than the face amount of the repurchase agreement plus accrued interest.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date or when known. The collectibility of income receivable from foreign securities is evaluated periodically, and any resulting allowances for uncollectible amounts are reflected currently in the determination of investment income.

Tax Status. No provision is made for U.S. Federal income or excise taxes as it is the Fund’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all Federal income and excise taxes.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

At October 31, 2006, the Fund had no undistributed income and capital gains on a tax basis.

During the year ended October 31, 2006, the Fund reduced accumulated net investment loss by $3,255, accumulated net realized loss by $59,215,891 and paid-in capital by $59,219,146. These reclassifications were the result of permanent tax differences relating to the net operating loss, foreign currency losses, capital gains taxes and the expiration of the Fund’s capital loss carryover for the year ended October 31, 2006. Net assets were not affected by these reclassifications.

At October 31, 2006, the Fund had a net capital loss carryover of $15,214,589 which is available to offset future net realized gains on securities transactions to the extent provided for in the Internal Revenue Code. Of the aggregate capital loss, $8,437,899 will expire in the year 2009, $3,353,570 will expire in 2010 and $3,423,120 will expire in 2011. To the extent that capital gains are so offset, such gains will not be distributed. During the year ended October 31, 2006, the Fund utilized capital loss carryforwards amounting to $13,376,789 and unutilized capital loss carryforwards of $59,105,234 expired.

Dividend and interest income from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes. In addition, the Fund may be subject to capital gains tax in certain countries in which it invests. The above taxes may be reduced or eliminated under the terms of applicable U.S.

17

THE ASIA TIGERS FUND, INC.

Notes to Financial Statements (continued)	October 31, 2006

income tax treaties with some of these countries. The Fund accrues such taxes when the related income is earned.

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as “more-likely-than-not” to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 is effective as of the beginning of the first fiscal year beginning after December 15, 2006 (January 1, 2007 for calendar-year companies); with early application permitted if no interim financial statements have been issued. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more-likely-than-not to be sustained as of the adoption date. As of October 31, 2006, the Fund has not completed its evaluation of the impact that will result from adopting FIN 48.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i)	value of investment securities, assets and liabilities at the current rates of exchange on the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund generally does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. However, the Fund does isolate the effect of fluctuations in foreign currency rates when determining the gain or loss upon the sale of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amounts are categorized as foreign currency gains or losses for federal income tax purposes. The Fund reports certain realized foreign exchange gains and losses as components of realized gains and losses for financial reporting purposes, whereas such amounts are treated as ordinary income for federal income tax reporting purposes.

Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in foreign exchange rates. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, and the fact that foreign securities markets may be smaller and have less developed and less reliable settlement and share registration procedures.

Distribution of Income and Gains. The Fund intends to distribute annually to shareholders substantially all of its net investment income, including foreign currency gains, and to distribute

18

THE ASIA TIGERS FUND, INC.

Notes to Financial Statements (continued)	October 31, 2006

annually any net realized gains after the utilization of available capital loss carryovers. An additional distribution may be made to the extent necessary to avoid payment of a 4% federal excise tax.

Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified at the end of each fiscal year with the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income and net realized capital gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of additional paid-in capital.

NOTE C: MANAGEMENT, INVESTMENT ADVISORY, ADMINISTRATIVE SERVICES AND DIRECTORS

Since December 4, 2005, Blackstone Asia Advisors L.L.C. (“Blackstone Advisors”), an affiliate of The Blackstone Group (“Blackstone”), serves as the Fund’s Investment Manager, from December 4, 2005 to February 24, 2006 under the terms of an interim management agreement dated December 4, 2005 (the “Interim Management Agreement”), and since February 24, 2006 under the terms of a management agreement dated February 24, 2006 (the “Management Agreement”). Pursuant to the Management Agreement, Blackstone Advisors supervises the Fund’s investment program and is responsible on a day-to-day basis for investing the Fund’s portfolio in accordance with its investment objective and policies. For its services, Blackstone Advisors receives monthly fees at an annual rate of: (i) 1.00% for the first $500,000,000 of the Fund’s average weekly net assets; (ii) 0.95% for the next $500,000,000 of the Fund’s average weekly net assets; and (iii) 0.90% of the Fund’s average weekly net assets in excess of $1,000,000,000. The services provided and fees paid under the Interim Management Agreement were identical to the services provided and fees paid under the Management Agreement. For the period December 4, 2005 to October 31, 2006, management fees earned by Blackstone Advisors amounted to $825,233.

Prior to December 4, 2005, Advantage Advisers, Inc. (“Advantage”), a subsidiary of Oppenheimer Asset Management Inc. and an affiliate of Oppenheimer & Co. Inc. (“Oppenheimer”), served as the Fund’s Investment Manager under the terms of a management agreement dated June 5, 2003 (the “Previous Management Agreement”). Pursuant to the Previous Management Agreement, Advantage supervised the Fund’s investment program and was responsible on a day-to-day basis for investing the Fund’s portfolio in accordance with its investment objective and policies. For its services, Advantage received monthly fees at an annual rate of 1.00% of the Fund’s average weekly net assets. For the period

19

THE ASIA TIGERS FUND, INC.

Notes to Financial Statements (continued)	October 31, 2006

November 1, 2005 to December 4, 2005, management fees earned by Advantage amounted to $74,942.

For the year ended October 31, 2006, the Fund paid a total of $900,175 in management fees to Blackstone Advisors and Advantage.

Since January 1, 2006, Blackstone Advisors also serves as the Fund’s Administrator pursuant to an administration agreement dated January 1, 2006. Blackstone Advisors provides certain administrative services to the Fund. For its services, Blackstone Advisors receives a fee that is computed monthly and paid quarterly at an annual rate of: (i) 0.20% of the value of the Fund’s average monthly net assets for the first $1,500,000,000 of the Fund’s average monthly net assets and (ii) 0.15% of the value of the Fund’s average monthly net assets in excess of $1,500,000,000 of the Fund’s average monthly net assets. For the period January 1, 2006 to October 31, 2006, these fees amounted to $152,570. Blackstone Advisors subcontracts certain of these services to PFPC Inc.

From December 4, 2005 to January 1, 2006, Blackstone Administrative Services Partnership L.P. (“Blackstone Administrator”), an affiliate of Blackstone, served as the Fund’s Administrator pursuant to an administration agreement dated December 4, 2005. Blackstone Administrator provided certain administrative services to the Fund. For its services, Blackstone Administrator received a monthly fee at an annual rate of 0.20% of the value of the Fund’s average weekly net assets. For the period December 4, 2005 to January 1, 2006, these fees amounted to $12,477. Blackstone Administrator subcontracted certain of these services to PFPC Inc.

Prior to December 4, 2005, Oppenheimer, a registered investment adviser and an indirect wholly-owned subsidiary of Oppenheimer Holdings Inc., served as the Fund’s Administrator pursuant to an administration agreement dated June 5, 2003. Oppenheimer provided certain administrative services to the Fund. For its services, Oppenheimer received a monthly fee at an annual rate of 0.20% of the value of the Fund’s average weekly net assets. For the period November 1, 2005 to December 4, 2005, these fees amounted to $14,988. Oppenheimer subcontracted certain of these services to PFPC Inc.

For the year ended October 31, 2006, the Fund paid a total of $180,035 in administrative fees to Blackstone Advisors, Blackstone Administrator and Oppenheimer.

The Fund pays each of its Directors who is not a Director, officer or employee of the Investment Manager or any affiliate thereof an annual fee of $5,000 plus $1,000 for each in-person Board of Directors meeting and $250 for each telephonic Board of Directors meeting attended. The Chairman of the Board also receives an annual fee of $2,500. In addition, the Fund reimburses all Directors for travel and out-of-pocket expenses incurred in connection with Board of Directors meetings.

20

THE ASIA TIGERS FUND, INC.

Notes to Financial Statements (continued)	October 31, 2006

NOTE D: PORTFOLIO ACTIVITY

Purchases and sales of securities other than short-term obligations aggregated $32,230,964 and $44,867,534, respectively, for the year ended October 31, 2006.

NOTE E: QUARTERLY REPURCHASE OFFERS

In January 2002, the Board of Directors approved, subject to stockholder approval, a fundamental policy whereby the Fund would adopt an “interval fund” structure pursuant to Rule 23c-3 under the 1940 Act. Stockholders of the Fund subsequently approved the policy at the Special Meeting of Stockholders held on April 26, 2002. As an interval fund, the Fund will make quarterly repurchase offers at net asset value (less a 2% repurchase fee) to all Fund stockholders. The percentage of outstanding shares that the Fund can repurchase in each offer will be established by the Fund’s Board of Directors shortly before the commencement of each quarterly offer, and will be between 5% and 25% of the Fund’s then outstanding shares.

21

THE ASIA TIGERS FUND, INC.

Notes to Financial Statements (continued)	October 31, 2006

During the year ended October 31, 2006, the results of the four quarterly repurchase offers were as follows:

	Repurchase Offer #13	Repurchase Offer #14	Repurchase Offer #15	Repurchase Offer #16

Commencement Date	December 22, 2005	March 24, 2006	June 23, 2006	September 22, 2006
Expiration Date	January 13, 2006	April 17, 2006	July 14, 2006	October 13, 2006
Repurchase Offer Date	January 20, 2006	April 21, 2006	July 21, 2006	October 20, 2006
% of Issued and Outstanding Shares of Common Stock	5%	5%	5%	5%
Shares Validly Tendered	285,625.8018	211,376.0000	10,303.0000	334,390.0000
Final Pro-ration Odd Lot Shares	2,389.0000	no proration	no proration	3,047.0000
Final Pro-ration Non-Odd Lot Shares	283,236.8018	no proration	no proration	257,212.0000
% of Non-Odd Lot Shares Accepted	22.49230%	no proration	no proration	77.62700%
Shares Accepted for Tender	285,626	211,376	10,303	260,259
Net Asset Value as of Repurchase Offer Date ($)	15.92	18.63	16.69	18.97
Repurchase Fee per Share ($)	0.3184	0.3726	0.3340	0.3794
Repurchase Offer Price ($)	15.6016	18.2574	16.3540	18.5906
Repurchase Fee ($)	90,943	78,759	3,441	98,742
Expenses ($)	57,055	89,239	42,710	69,083
Total Cost ($)	4,513,262	3,948,415	211,195	4,907,298

22

Back to Contents

THE ASIA TIGERS FUND, INC.

Notes to Financial Statements (continued)	October 31, 2006

During the year ended October 31, 2005, the results of the four quarterly repurchase offers were as follows:

	Repurchase Offer #9	Repurchase Offer #10	Repurchase Offer #11	Repurchase Offer #12

Commencement Date	December 23, 2004	March 30, 2005	June 24, 2005	September 23, 2005
Expiration Date	January 14, 2005	April 15, 2005	July 15, 2005	October 14, 2005
Repurchase Offer Date	January 21, 2005	April 29, 2005	July 22, 2005	October 21, 2005
% of Issued and Outstanding Shares of Common Stock	5%	5%	5%	5%
Shares Validly Tendered	2,067,018.2378	2,015,544.2378	1,414,680.2378	1,220,554.2378
Final Pro-ration Odd Lot Shares	14,617.0000	16,780.0000	20,371.0000	6,343.0000
Final Pro-ration Non-Odd Lot Shares	2,052,401.2378	1,998,764.2378	1,394,309.2378	1,214,211.2378
% of Non-Odd Lot Shares Accepted	16.37382%	15.96170%	21.23700%	24.23892%
Shares Accepted for Tender	350,672	333,138	316,482	300,657
Net Asset Value as of Repurchase Offer Date ($)	12.23	12.42	13.71	13.57
Repurchase Fee per Share ($)	0.2446	0.2484	0.2742	0.2714
Repurchase Offer Price ($)	11.9854	12.1716	13.4358	13.2986
Repurchase Fee ($)	85,775	82,752	86,779	81,598
Expenses ($)	82,282	50,825	66,751	36,822
Total Cost ($)	4,285,226	4,105,647	4,318,940	4,035,138

23

THE ASIA TIGERS FUND, INC.

Notes to Financial Statements (concluded)	October 31, 2006

NOTE F: CONCENTRATION OF RISKS

At October 31, 2006, substantially all of the Fund’s assets were invested in Asian securities. The Asian securities markets are substantially smaller, less developed, less liquid, and more volatile than the major securities markets in the United States. Consequently, acquisitions and dispositions of Asian securities involve special risks and considerations not present with respect to U.S. securities.

Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in foreign exchange. Foreign security and currency transactions involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibilities of political or economic instability, the fact that foreign securities markets may be smaller and less developed, and the fact that securities, tax and corporate laws may have only recently developed or are in developing stages, and laws may not exist to cover all contingencies or to protect investors adequately.

NOTE G: OTHER

In the normal course of business, the Fund may enter into contracts that contain a variety of representations and warranties and which may provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, management expects the risk of loss to be remote.

24

THE ASIA TIGERS FUND, INC.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
The Asia Tigers Fund, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Asia Tigers Fund, Inc. (hereafter referred to as the “Fund”) at October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States.) Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 15, 2006

25

THE ASIA TIGERS FUND, INC.

Information about Directors and Officers
(unaudited)

The business and affairs of The Asia Tigers Fund, Inc. (the “Fund”) are managed under the direction of the Board of Directors. Information pertaining to the Directors and executive officers of the Fund is set forth below.

Name, Address and Age	Position(s) Held with Fund[1]	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director (including the Fund)	Other Trusteeships/ Directorships Held by Director

DISINTERESTED DIRECTORS

Lawrence K. Becker 8039 Harbor View Terrace Brooklyn, NY 11209 Birth Year: 1955	Director, Member of the Audit and Nominating Committees, Class III	Since 2003	Private Investor, Real Estate Investment Management (July 2003-Present); Vice President – Controller/Treasurer, National Financial Partners (2000- 2003); Managing Director – Controller/Treasurer, Oppenheimer Capital – PIMCO (1981-2000)	2	Member of Board of Trustees or Board of Managers of five registered investment companies advised by Advantage Advisers L.L.C. or its affiliates (“Advantage”)

Leslie H. Gelb The Council on Foreign Relations 58 East 68th Street New York, NY 10021 Birth Year: 1937	Director and Member of the Audit and Nominating Committees, Class I	Since 1994	President Emeritus, The Council on Foreign Relations (2003-Present); President, The Council on Foreign Relations (1993-2003); Columnist (1991-1993), Deputy Editorial Page Editor (1985-1990) and Editor, Op-Ed Page (1988-1990), The New York Times	2	Britannica.com; Director of 34 registered investment companies advised by Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates

Luis F. Rubio Jaime Balmes No. 11, D-2 Los Morales Polanco Mexico, D.F. 11510 Birth Year: 1955	Director and Member of the Audit and Nominating Committees, Class I	Since 1999	President, Centro de Investigacion para el Desarrollo, A.C. (Center of Research for Development) (2002-Present); Director General, Centro de Investigacion para el Desarrollo, A.C. (Center of Research for Development) (1984-2002); frequent contributor of op-ed pieces to The Los Angeles Times and The Wall Street Journal	2	Member of Board of Trustees or Board of Managers of five registered investment companies advised by Advantage; Director of certain other private investment funds

Jeswald W. Salacuse The Fletcher School of Law & Diplomacy at Tufts University, Medford, MA 02155 Birth Year: 1938	Director, Member of Audit Committee and Chairman of Nominating Committee, Class II	Since 1993	Henry J. Braker Professor of Commercial Law, The Fletcher School of Law & Diplomacy (1986-Present); Dean, The Fletcher School of Law & Diplomacy, Tufts University (1986-1994)	2	Director of 34 registered investment companies advised by LMPFA and its affiliates

26

THE ASIA TIGERS FUND, INC.

Information about Directors and Officers (continued)

Name, Address and Age	Position(s) Held with Fund[1]	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director (including the Fund)	Other Trusteeships/ Directorships Held by Director

INTERESTED DIRECTORS

Prakash A. Melwani The Blackstone Group 345 Park Avenue New York, NY 10154 Birth Year: 1958	Director and President, Class III	Since 2005	Senior Managing Director, Private Equity Group, Blackstone (May 2003–Present); Founder and Chief Investment Officer, Vestar Capital Partners (1998–2003)	2	Aspen Insurance Holdings Limited and Kosmos Energy Holdings

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

Robert L. Friedman The Blackstone Group 345 Park Avenue New York, NY 10154 Birth Year: 1943	Chief Legal Officer and Vice President	Since 2005	Chief Aministrative Officer and Chief Legal Officer, Blackstone (2003–Present); Senior Managing Director, Blackstone (1999–Present)	N/A	N/A

Joshua B. Rovine The Blackstone Group 345 Park Avenue New York, NY 10154 Birth Year: 1965	Secretary	Since 2005	Managing Director, Finance and Administration Group, Blackstone (2003–Present); Partner, Sidley Austin Brown & Wood LLP (1994–2003)	N/A	N/A

Brian S. Chase The Blackstone Group 345 Park Avenue New York, NY 10154 Birth Year: 1977	Treasurer and Vice President	Since 2005	Vice President and Chief Financial Officer, Distressed Securities Advisors Group, Blackstone (May 2005– Present); Controller, Fortress Investment Group LLC, (May 2002–May 2005)	N/A	N/A

27

THE ASIA TIGERS FUND, INC.

Information about Directors and Officers (concluded)

Name, Address and Age	Position(s) Held with Fund[1]	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director (including the Fund)	Other Trusteeships/ Directorships Held by Director

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

Barbara Pires Blackstone Asia Advisors L.L.C. 345 Park Avenue New York, NY 10154 Birth Year: 1952	Chief Compliance Officer and Vice President	Since 2005	Consultant (2005–Present); Chief Compliance Officer, The Asia Tigers Fund, Inc. and The India Fund, Inc. (2005); Senior Vice President, Oppenheimer Asset Management, Inc. (1996–2005)	N/A	N/A

Punita Kumar-Sinha Blackstone Asia Advisors L.L.C. 345 Park Avenue New York, NY 10154 Birth Year: 1962	Portfolio Manager and Chief Investment Officer	Since 2005	Portfolio Manager, The Asia Tigers Fund, Inc. and The India Fund, Inc. (1999–Present)	N/A	N/A

[1]
The Fund’s Board of Directors is divided into three classes: Class I, Class II, and Class III. The terms of office of the Class I, Class II, and Class III Directors expire at the Annual Meeting of Stockholders in the year 2008, year 2009 and year 2007, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year at the first meeting of the Fund’s Board of Directors following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

28

THE ASIA TIGERS FUND, INC.

Dividends and Distributions (unaudited)

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

The Fund intends to distribute annually to shareholders substantially all of its net investment income, and to distribute any net realized capital gains at least annually. Net investment income for this purpose is income other than net realized long- and short-term capital gains net of expenses.

Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the “Plan”), shareholders whose shares of Common Stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by the Plan Agent in the Fund shares pursuant to the Plan, unless such shareholders elect to receive distributions in cash. Shareholders who elect to receive distributions in cash will receive all distributions in cash paid by check in dollars mailed directly to the shareholder by PNC Bank, National Association, as dividend paying agent. In the case of shareholders such as banks, brokers or nominees that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholders as representing the total amount registered in such shareholders’ names and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund’s Common Stock or in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive Common Stock, to be issued by the Fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value; provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. If net asset value exceeds the market price of Fund shares at such time, or if the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts on, or shortly after, the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a Fund share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will receive

29

THE ASIA TIGERS FUND, INC.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (continued)

the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

Participants have the option of making additional cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in the Fund’s Common Stock. The Plan Agent will use all such funds received from participants to purchase Fund shares in the open market on or about February 15.

Any voluntary cash payment received more than 30 days prior to this date will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payment. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before an applicable purchase date specified above. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions or voluntary cash payments. The Plan Agent’s fees for the reinvestment of dividends and capital gains distributions and voluntary cash payments will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and capital gains distributions and voluntary cash payments made by the participant. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

The receipt of dividends and distributions under the Plan will not relieve participants of any income tax that may be payable on such dividends or distributions.

30

THE ASIA TIGERS FUND, INC.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (concluded)

Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to members of the Plan at least 30 days before the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days’ written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 43027, Westborough, Massachusetts, 01581.

31

THE ASIA TIGERS FUND, INC.

PRIVACY POLICY OF
BLACKSTONE ASIA ADVISORS L.L.C.

YOUR PRIVACY IS PROTECTED

An important part of our commitment to you is our respect for your right to privacy. Protecting all the information we are either required to gather or which accumulates in the course of doing business with you is a cornerstone of our relationship with you. While the range of products and services we offer continues to expand, and the technology we use continues to change, our commitment to maintaining standards and procedures with respect to security remains constant.

COLLECTION OF INFORMATION

The primary reason that we collect and maintain information is to more effectively administer our customer relationship with you. It allows us to identify, improve and develop products and services that we believe could be of benefit. It also permits us to provide efficient, accurate and responsive service, to help protect you from unauthorized use of your information and to comply with regulatory and other legal requirements. These include those related to institutional risk control and the resolution of disputes or inquiries.

Various sources are used to collect information about you, including (i) information you provide to us at the time you establish a relationship, (ii) information provided in applications, forms or instruction letters completed by you, (iii) information about your transactions with us or our affiliated companies, and/or (iv) information we receive through an outside source, such as a bank or credit bureau. In order to maintain the integrity of client information, we have procedures in place to update such information, as well as to delete it when appropriate. We encourage you to communicate such changes whenever necessary.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic, personal information (such as your name, address or tax identification number) about our clients or former clients to anyone, except as permitted or required by law. We maintain physical, electronic and procedural safeguards to protect such information, and limit access to such information to those employees who require it in order to provide products or services to you.

The law permits us to share client information with companies that are affiliated with us which provide financial, credit, insurance, trust, legal, accounting and administrative services to us or our clients. This allows us to enhance our relationship with you by providing a broader range of products to better meet your needs and to protect the assets you may hold with us by preserving the safety and soundness of our firm.

32

THE ASIA TIGERS FUND, INC.

PRIVACY POLICY OF
BLACKSTONE ASIA ADVISORS L.L.C.

Finally, we are also permitted to disclose nonpublic, personal information to unaffiliated outside parties who assist us with processing, marketing or servicing a financial product, transaction or service requested by you, administering benefits or claims relating to such a transaction, product or service, and/or providing confirmations, statements, valuations or other records or information produced on our behalf.

It may be necessary, under anti-money laundering or other laws, to disclose information about you in order to accept your subscription. Information about you may also be released if you so direct, or if we or an affiliate are compelled to do so by law, or in connection with any government or self-regulatory organization request or investigation.

We are committed to upholding this Privacy Policy. We will notify you on an annual basis of our policies and practices in this regard and at any time that there is a material change that would require your consent.

December 2005

33

THE ASIA TIGERS FUND, INC.

Investment Manager:
Blackstone Asia Advisors L.L.C.
an affiliate of The Blackstone Group

Administrator:
Blackstone Asia
Advisors L.L.C.

Sub-Administrator:
PFPC Inc.

Transfer Agent:
PFPC Inc.

Custodian:
State Street Corporation

The Fund has adopted the Investment Manager’s proxy voting policies and procedures to govern the voting of proxies relating to its voting securities. You may obtain a copy of these proxy voting procedures, without charge, by calling 1-866-800-8933 or by visiting the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006, is available without charge, upon request, by calling 1-866-800-8933 and on the Securities and Exchange Commission website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of its fiscal year on Form N-Q. You may obtain a copy of these filings by visiting the Securities and Exchange Commission’s website at www.sec.gov or its Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is sent to shareholders of the Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Asia
Advisors L.L.C.

The Asia Tigers Fund, Inc.

Annual Report

October 31, 2006

The Asia Tigers Fund, Inc.

Item 2. Code of Ethics.

(a)
The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)
There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description, except that Prakash A. Melwani, President of the Fund, and Brian S. Chase, Treasurer of the Fund, have been added as the persons covered by the code of ethics in connection with their appointment to those offices on December 4, 2005.

(d)
The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee, Mr. Lawrence Becker, and that Mr. Becker is “independent.” Mr. Becker was elected as non-interested Director of the audit committee at a meeting of the board of directors held on October 23, 2003.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)
The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $75,790 for 2006 and $71,500 for 2005.

Audit-Related Fees

(b)
The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2006 and $0 for 2005.

Tax Fees

(c)
The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $55,400 for 2006 and $45,100 for 2005.

All Other Fees

(d)
The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2006 and $0 for 2005.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

THE ASIA TIGERS FUND, INC.

THE INDIA FUND, INC.

AUDIT COMMITTEE PRE-APPROVAL POLICIES

As amended on November 29, 2005

The Audit Committee (the “Committee”) of each of The Asia Tigers Fund, Inc. and The India Fund, Inc. (each, a “Fund”) must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit (including audit-related) services, as required by law. In evaluating a proposed engagement by the Fund’s independent accountants, the Committee will evaluate the effect that the engagement might reasonably be expected to have on the accountant’s independence. That evaluation will be based on several factors, including:

•	a review of the nature of the professional services expected to be provided;

•	the fees to be charged in connection with the services expected to be provided;

•	a review of the safeguards put into place by the accounting firm to safeguard independence; and

•	periodic meetings with the accounting firm.

I.	Policy for Audit and Non-Audit Services to be Provided to the Fund

On an annual basis, the Fund’s Committee will review and pre-approve the scope of the audits of the Fund and proposed audit fees and permitted non-audit services that may be performed by the Fund’s independent accountants. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year pursuant to this policy. The term of any pre-approval is twelve months from the date of pre-approval, unless the Committee specifically provides otherwise. The Committee may modify any pre-approval at its discretion. Fee levels for all services pre-approved under this policy will be established annually by the Committee.

In addition to the Committee’s pre-approval of services pursuant to this policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the Fund will also require the separate written pre-approval of the President of the Fund, who will independently confirm that the accounting firm’s engagement will not adversely affect the firm’s independence. All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the Securities and Exchange Commission (the “SEC”).

A. Audit Services

The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:

•	annual Fund financial statement audits (including applicable internal control reports);

•	seed audits (related to new product filings, as required);

•	semiannual financial statement reviews (if applicable); and

•	SEC and regulatory filings and consents issued in connection with any of the above;

B. Audit-Related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants, and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems the services to be consistent with the accounting firm’s independence:

•	accounting consultations;

•	Fund merger support services;

•	agreed-upon procedure reports;

•	attestation reports;

•	SEC and regulatory filings and consents issued in connection with filings previously authorized by the Board of Directors;

•	comfort letters; and

•	internal control reports (other than issued pursuant to annual Fund financial statement audits).

Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested director under the Investment Company Act of 1940, as amended (the “Investment Company Act”), to whom this responsibility has been delegated) so long as the estimated fee for the services does not exceed $75,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

C. Tax Services

The following categories of tax and tax compliance services are considered to be consistent with the role of the Fund’s independent accountants, and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems the services to be consistent with the accounting firm’s independence:

•	federal, state and local income tax compliance as well as sales and use tax compliance;

•	timely “regulated investment company” qualification reviews;

•	tax distribution analysis and planning;

•	tax authority examination services;

•	tax appeals support services;

•	accounting methods studies;

•	Fund merger support services; and

•	other tax consulting services and related projects.

Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested director under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for the services does not exceed $75,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

C. Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	bookkeeping or other services related to the accounting records or financial statements of the Fund;

•	financial information systems design and implementation;

•	appraisal or valuation services, fairness opinions or contribution-in-kind reports;

•	actuarial services;

•	internal audit outsourcing services;

•	management functions or human resources;

•	broker/dealer, investment adviser or investment banking services;

•	legal and other expert services unrelated to the audit; and

•	any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

4

II.	Pre-Approval of Non-Audit Services Provided to Other Entities within the Investment Company Complex

The Committee will pre-approve annually any permitted non-audit services to be provided to Blackstone Asia Advisors L.L.C. or any other investment manager to the Fund (but not including any sub-adviser whose role is primarily portfolio management and is sub-contracted by the investment manager) (the “ Investment Manager”) and any entity controlling, controlled by or under common control with the Investment Manager that provides ongoing services to the Fund (including affiliated sub-advisers to the Funds), provided that, in each case, the engagement relates directly to the operations and financial reporting of the Fund (such entities, including the Investment Manager, shall be referred to herein as the “Service Affiliates”). Individual projects that are not presented to the Committee as part of the annual pre-approval process may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested director under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for the services does not exceed $100,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

The Committee will also receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to the Service Affiliates.

III.	De Minimus Exception to Requirement of Pre-Approval of Non-Audit Services

With respect to the provision of permitted non-audit services to a Fund or Service Affiliates, the pre-approval requirement is waived if each of the following requirements is met:

(1)
The aggregate amount of all non-approved permitted non-audit services provided constitutes no more than (i) with respect to such services provided to the Fund, five percent (5%) of the total amount of revenues paid by the Fund to its independent accountant during the fiscal year in which such services are provided and (ii) with respect to such services provided to Service Affiliates, five percent (5%) of the total amount of revenues paid to the Fund’s independent accountant by the Fund and the Service Affiliates during the fiscal year in which such services are provided;

(2)	Such services were not recognized by the Fund at the time of the engagement for such services to be non-audit services; and

(3)
Such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by the Committee Chairman (or any other Committee member who is a disinterested director under the Investment Company Act to whom this responsibility has been delegated). Any approval by the Committee Chairman or other delegate shall be reported to the full Committee at its next regularly scheduled meeting.

(e)(2)
The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 100%

(d) N/A

(f)
The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)
The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to Blackstone Asia Advisors L.L.C., the registrant’s investment adviser (not including any sub-adviser those role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2006 and $0 for 2005.

In addition, the aggregate non-audit fees billed by the registrant’s accountant for services rendered to Advantage Advisers, Inc., the registrant’s former investment adviser (not including any sub-adviser whose role was primarily portfolio management and was subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the former adviser that provided ongoing services to the registrant was $0 for the period November 1, 2005 to December 4, 2005 and $40,000 for the registrant’s 2005 fiscal year.

(h)
The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants.

The registrant has a separately-designated audit committee consisting of all the independent directors of the registrant. The members of the audit committee are Lawrence K. Becker, Leslie H. Gelb, Luis F. Rubio and Jeswald W. Salacuse.

Item 6. Schedule of Investments.

The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are attached herewith.

APPENDIX F

PROXY VOTING PROCEDURES:
BLACKSTONE ASIA ADVISORS, LLC

1

i

ii

iii

INTRODUCTION

Rule 206(4)-6 (the “Rule”) adopted under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) requires all registered investment advisers that exercise voting discretion over securities held in client portfolios to adopt proxy voting policies and procedures.

Blackstone Asia Advisors, LLC (the “Adviser”) is a registered investment adviser under the Advisers Act and is therefore required to adopt proxy voting policies and procedures pursuant to the Rule.

When the Adviser has investment discretion over a client’s investment portfolio, then the Adviser votes proxies for the Account pursuant to the policies and procedures set forth herein.

CHAPTER 1

BOARD OF DIRECTORS

Voting on Director Nominees
In Uncontested Elections

These proposals seek shareholder votes for persons who have been nominated by a corporation’s board of directors to stand for election to serve as members of that board. No candidates are opposing these board nominees.

In each analysis of an uncontested election of directors you should review:

(1)	Company performance

(2)	Composition of the board and key board committees

(3)	Attendance at board meetings

(4)	Corporate governance provisions and takeover activity

We may also consider:

(1)	Board decisions concerning executive compensation

(2)	Number of other board seats held by the nominee

(3)	Interlocking directorships

Vote Recommendation

It is our policy to vote IN FAVOR of the candidates proposed by the board.

We will look carefully at each candidate’s background contained in the proxy statement. In the absence of unusual circumstances suggesting a nominee is clearly not qualified to serve as a member of the board, we will vote with management.

Chairman and CEO are the same person

Shareholders may propose that different persons hold the positions of the chairman and the CEO.

We would evaluate these proposals on a case by case basis depending on the size of the company and performance of management.

Independence of Directors

Shareholders may request that the board be comprised of a majority of independent directors and that audit, compensation and nominating committees of the Board consists exclusively of independent directors. We believe that independent directors are important to corporate governance.

Vote Recommendation

It is our policy to vote FOR proposals requesting that a majority of the Board be independent and that the audit, compensation and nominating committees of the board include only independent directors.

Stock Ownership Requirements

Shareholders may propose that directors be required to own a minimum amount of company stock or that directors should be paid in company stock, not cash. This proposal is based on the view that directors will align themselves with the interest of shareholders if they are shareholders themselves. We believe that directors are required to exercise their fiduciary duty to the company and its shareholders whether or not they own shares in the company and should be allowed to invest in company stock based on their own personal considerations.

Vote Recommendation

Vote AGAINST proposals that require director stock ownership.

Charitable Contributions

Charitable contributions by companies are generally useful for assisting worthwhile causes and for creating goodwill between the company and its community. Moreover, there may be certain long-term financial benefits to companies from certain charitable contributions generated from, for example, movies spent helping educational efforts in the firm’s primary employment areas. Shareholders should not decide what the most worthwhile charities are.

Vote Recommendation

(Shareholders Proposals)
Vote AGAINST proposals regarding charitable contribution.

Shareholders have differing and equally sincere views as to which charities the company should contribute to, and the amount it should contribute. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interest of the company.

Director and Officer Indemnification And Liability Protection

These proposals typically provide for protection (or additional protection) which is to be afforded to the directors of a corporation in the form of indemnification by the corporation, insurance coverage or limitations upon their liability in connection with their responsibilities as directors.

When a corporation indemnifies its directors and officers, it means the corporation promises to reimburse them for certain legal expenses, damages, and judgments incurred as a result of lawsuits relating to their corporate actions. The corporation becomes the insurer for its officers and directors.

Vote Recommendation

Vote AGAINST proposals that eliminate entirely director and officers’ liability for monetary damages for violating the duty of care.

Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if: a) the director was found to have acted in good faith, and b) only if the director’s legal expenses would be covered.

The following factors should be considered:

(A)	The present environment in which directors operate provides substantial risk of claims or suits against them in their individual capacities arising out of the discharge of their duties.

(B)	Attracting and retaining the most qualified directors enhances shareholder value.

Size of the Board

Typically there are three reasons for changing the size of the board. The first reason may be to permit inclusion into the board of additional individuals who, by virtue of their ability and experience, would benefit the corporation. The second reason may be to reduce the size of the board due to expiration of terms, resignation of sitting directors or, thirdly, to accommodate the corporation’s changing needs.

Vote Recommendation

Vote FOR the board’s recommendation to increase or decrease the size of the board.

The following factors should be considered:

1.	These proposals may aim at reducing or increasing the influence of certain groups of individuals.

2.	This is an issue with which the board of directors is uniquely qualified to deal, since they have the most experience in sitting on a board and are up-to-date on the specific needs of the corporation.

Voting on Director Nominees in Contested Elections

Votes in contested elections of directors are evaluated on a CASE-BY-CASE basis.

The following factors are considered:

1.	management’s track record

2.	background to the proxy contest

3.	qualifications of director nominees

Term Of Office

This is a shareholder’s proposal to limit the tenure of outside directors. This requirement may not be an appropriate one. It is an artificial imposition on the board, and may have the result of removing knowledgeable directors from the board.

Vote Recommendation

Vote AGAINST shareholder proposals to limit the tenure of outside directors.

The following factors should be considered:

1.	An experienced director should not be disqualified because he or she has served a certain number of years.

2.	The nominating committee is in the best position to judge the directors’ terms in office due to their understanding of a corporation’s needs and a director’s abilities and experience.

3.	If shareholders are not satisfied with the job a director is doing, they can vote him/her off the board when the term is up.

Compensation Disclosure

These proposals seek shareholder approval of a request that the board of directors disclose the amount of compensation paid to officers and employees, in addition to the disclosure of such information in the proxy statement as required by the SEC regulations.

Vote Recommendation

(shareholders policy)
Vote AGAINST these proposals that require disclosure, unless we have reason to believe that mandated disclosures are insufficient to give an accurate and meaningful account of senior management compensation.

The following factors should be considered:

1.	Federal securities laws require disclosure in corporate proxy statements of the compensation paid to corporate directors and officers.

2.	Employees other than executive officers and directors are typically not in policy-making roles where they have the ability to determine, in a significant way, the amount of their own compensation.

3.	The disclosure of compensation of lower-level officers and employees infringes upon their privacy and might create morale problems.

CHAPTER 2

AUDITORS

Ratifying Auditors

Shareholders must make certain that auditors are responsibly examining the financial statements of a company, that their reports adequately express any legitimate financial concerns, and that the auditor is independent of the company it is serving.

Vote Recommendation

Vote FOR proposal to ratify auditors.

The following factors should be considered:

1.	Although lawsuits are sometimes filed against accounting firms, including those nationally recognized, these firms typically complete their assignments in a lawful and professional manner.

2.
Sometimes it may be appropriate for a corporation to change accounting firms, but the board of directors is in the best position to judge the advantages of any such change and any disagreements with former auditors must be fully disclosed to shareholders.

3.
If there is a reason to believe the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position, then in this case vote AGAINST ratification.

CHAPTER 3

TENDER OFFER DEFENSES

Poison Pills

Poison pills are corporate-sponsored financial devices that, when triggered by potential acquirers, do one or more of the following: a) dilute the acquirer’s equity in the target company, b) dilute the acquirer’s voting interests in the target company, or c) dilute the acquirer’s equity holdings in the post-merger company. Generally, poison pills accomplish these tasks by issuing rights or warrants to shareholders that are essentially worthless unless triggered by a hostile acquisition attempt.

A poison pill should contain a redemption clause that would allow the board to redeem it even after a potential acquirer has surpassed the ownership threshold. Poison pills may be adopted by the board without shareholder approval. But shareholders must have the opportunity to ratify or reject them at least every two years.

Vote Recommendation

Vote FOR shareholder proposals asking that a company submit its poison pill for shareholder ratification.

Vote on a CASE-BY-CASE basis regarding shareholder proposals to redeem a company’s poison pill.

Vote on a CASE-BY-CASE basis regarding management proposals to ratify a poison pill.

Greenmail

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market, the practice discriminates against all other shareholders.

Greenmail payments usually expose the company to negative press and may result in lawsuits by shareholders. When a company’s name is associated with such a practice, company customers may think twice about future purchases made at the expense of the shareholders.

Vote Recommendation

Vote FOR proposals to adopt anti Greenmail or bylaw amendments or otherwise restrict a company’s ability to make Greenmail payments

Vote on a CASE-BY-CASE basis regarding anti-Greenmail proposals when they are bundled with other charter or bylaw amendments.

The following factors should be considered:

1.
While studies by the SEC and others show that Greenmail devalues the company’s stock price, an argument can be made that a payment can enable the company to pursue plans that may provide long-term gains to the shareholders.

Supermajority Vote

Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions. These proposals seek shareholder approval to exceed the normal level of shareholder participation and approval from a simple majority of the outstanding shares to a much higher percentage.

Vote Recommendations

Vote AGAINST management proposals to require a Supermajority shareholder vote to approve mergers and other significant business combinations.

Vote FOR shareholder proposals to lower Supermajority vote requirements for mergers and other significant business combinations.

The following factors should be considered:

1.	Supermajority requirements ensure broad agreement on issues that may have a significant impact on the future of the company.

2.	Supermajority vote may make action all but impossible.

3.	Supermajority requirements are counter to the principle of majority rule.

CHAPTER 4

MERGERS AND CORPORATE RESTRUCTURING

Changing Corporate Name

This proposal seeks shareholder approval to change the corporation’s name. It is probably better to vote for the proposed name change before management goes back to the drawing board and spends another small fortune attempting again to change the name.

Vote Recommendation

Vote FOR changing the corporate name.

The following factors should be considered:

1.	A name of a corporation symbolizes its substance.

2.	There are many reasons a corporation may have for changing its name, including an intention to change the direction of the business or to have a contemporary corporate image.

3.	The board of directors is well-positioned to determine the best name for the corporation because, among other reasons, it usually seeks professional advice on such matters.

Reincorporation

These proposals seek shareholder approval to change the state in which a company is incorporated. Sometimes this is done to accommodate the company’s most active operations or headquarters. More often, however, the companies want to reincorporate in a state with more stringent anti-takeover provisions. Delaware’s state laws, for instance, including liability and anti-takeover provisions, are more favorable to corporations.

Vote Recommendation

Vote on a CASE-BY-CASE basis, carefully reviewing the new state’s laws and any significant changes the company makes in its charter and by-laws.

The following factors should be considered:

1.	The board is in the best position to determine the company’s need to incorporate.

2.	Reincorporation may have considerable implications for shareholders, affecting a company’s takeover defenses, its corporate structure or governance features.

3.	Reincorporation in a state with stronger anti-takeover laws may harm shareholder value.

CHAPTER 5

PROXY CONTEST DEFENSES

Board Structure: Staggered vs. Annual Elections

A company that has a classified, or staggered, board is one in which directors are typically divided into three classes, with each class serving three-year terms; each class’s reelection occurs in different years. In contrast, all directors of an annually elected board serve one year and the entire board stands for election each year.

Classifying the board makes it more difficult to change control of a company through a proxy contest involving election of directors. Because only a minority of the directors are elected each year, it will be more difficult to win control of the board in a single election.

Vote Recommendations

Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards and to elect all directors annually.

The following factors should be considered:

1.	The annual election of directors provides an extra check on management’s performance. A director who is doing a good job should not fear an annual review of his/her directorship.

Cumulative Voting

Most companies provide that shareholders are entitled to cast one vote for each share owned, the so-called “one share, one vote” standard. This proposal seeks to allow each shareholder to cast votes in the election of directors proportionate to the number of directors times the number of shares owned by each shareholder for one nominee.

Vote Recommendation

Vote AGAINST proposals that permit cumulative voting.

The following factors should be considered:

1.	Cumulative voting would allow a minority owner to create an impact disproportionate to his/her holdings.

2.	Cumulative voting can be used to elect a director who would represent special interests and not those of the corporation and its shareholders.

3.	Cumulative voting can allow a minority to have representation.

4.	Cumulative Voting can lead to a conflict within the board which could interfere with its ability to serve the shareholders’ best interests.

Shareholders’ Ability to Call Special Meeting

Most state corporation statutes allow shareholders to call a special meeting when they want to take action on certain matters that arise between regularly scheduled annual meetings.

Vote Recommendation

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Shareholders’ Ability to Alter Size of the Board

Proposals which would allow management to increase or decrease the size of the board at its own discretion are often used by companies as a takeover defense.

Shareholders should support management proposals to fix the size of the board at a specific number of directors, preventing management from increasing the size of the board without shareholder approval. By increasing the size of the board, management can make it more difficult for dissidents to gain control of the board.

Vote Recommendations

Vote FOR proposal which seek to fix the size of the board.

Vote AGAINST proposals which give management the ability to alter the size of the board without shareholder approval.

CHAPTER 6

MISCELLANEOUS CORPORATE GOVERNANCE PROVISIONS

Confidential Voting

Confidential voting, also known as voting by secret ballot, is one of the key structural issues in the proxy system. All proxies, ballots, and voting tabulations that identify individual shareholders are kept confidential.

Vote Recommendations

Vote FOR shareholder proposals requesting that corporations adopt confidential voting.

Vote FOR management proposals to adopt confidential voting.

The following factors should be considered:

1.	Some shareholders elect to have the board not know how they voted on certain issues.

2.
Should the board be aware of how a shareholder voted, the board could attempt to influence the shareholder to change his/her vote, giving itself an advantage over those that do not have access to this information.

3.	Confidential voting is an important element of corporate democracy which should be available to the shareholder.

Shareholder Advisory Committees

These proposals request that the corporation establish a shareholder advisory committee to review the board’s performance. In some instances, it would have a budget funded by the corporation and would be composed of salaried committee members with authority to hire outside experts and to include reports in the annual proxy statement.

Vote Recommendation

Vote AGAINST proposals to establish a shareholder advisory committee.

The following factors should be considered:

1.	Directors already have fiduciary responsibility to represent shareholders and are accountable to them by law, thus rendering shareholder advisory committees unnecessary.

2.	Adding another layer to the current corporate governance system would be expensive and unproductive.

Foreign Corporate Matters

These proposals are usually submitted by companies incorporated outside of the United States seeking shareholder approval for actions which are considered ordinary business and do not require shareholder approval in the United States (i.e., declaration of dividends, approval of financial statements, etc.).

Vote Recommendation

Vote FOR proposals that concern foreign companies incorporated outside of the United States.

The following factors should be considered:

1.
The laws and regulations of various countries differ widely as to those issues on which shareholder approval is needed, usually requiring consent for actions which are considered routine in the United States.

2.	The board of directors is well positioned to determine whether or not these types of actions are in the best interest of the corporation’s shareholders.

Government Service List

This proposal requests that the board of directors prepare a list of employees or consultants to the company who have been employed by the government within a specified period of time and the substance of their involvement.

Solicitation of customers and negotiation of contractual or other business relationships is traditionally the responsibility of management. Compilation of such a list does not seem to serve a useful purpose, primarily because existing laws and regulations serve as a checklist on conflicts of interest.

Vote Recommendation

Vote AGAINST these proposals which request a list of employees having been employed by the government.

The following factors should be considered:

1.	For certain companies, employing individuals familiar with the regulatory agencies and procedures is essential and, therefore, is in the best interests of the shareholders.

2.	Existing laws and regulations require enough disclosure and serve as a check on conflicts of interest.

3.	Additional disclosure would be an unreasonable invasion of such individual’s privacy.

CHAPTER 7

SOCIAL AND ENVIRONMENTAL ISSUES

Energy and Environmental Issues
(CERES Principles)

CERES proposals ask management to sign or report on process toward compliance with ten principles committing the company to environmental stewardship. Principle 10 directs companies to fill out the CERES report. This report requires companies to disclose information about environmental policies, toxic emissions, hazardous waste management, workplace safety, energy use, and environmental audits.

Vote Recommendation

Vote AGAINST proposals requesting that companies sign the CERES Principles.

The following factors should be considered:

1.	We do not believe a concrete business case is made for this proposal. In our opinion, the company will be best served by continuing to carry on its business as it did before the proposal was made.

Northern Ireland
(MacBride Principles)

It is well documented that Northern Ireland’s Catholic community faces much higher unemployment figures then the Protestant community. Most proposals ask companies to endorse or report on progress with respect to the MacBride Principles.

In evaluating a proposal to adopt the MacBride Principles, you must decide if the principles will cause the company to divest, and worsen unemployment problems.

Vote Recommendation

REFRAIN from voting on proposals that request companies to adopt the MacBride Principles.

The following factors should be considered:

1.	We believe that human and political rights are of the utmost importance for their own sake as well as for the enhancement of economic potential of a nation.

2.
We do not believe a concrete business case has been made for this proposal. We will refrain from making social or political statements by voting for these proposals. We will only vote on proposals that maximize the value of the issuers’ status without regard to (i.e., we will not pass judgement upon) the non-economic considerations.

Maquiladora Standards and
International Operations and Policies

Proposals in this area generally request companies to report on or to adopt certain principles regarding their operations in foreign countries.

The Maquiladora Standards are a set of guidelines that outline how U.S. companies should conduct operations in Maquiladora facilities just across the U.S.-Mexican border. These standards cover such topics as community development, environmental policies, health and safety policies, and fair employment practices.

Vote Recommendation

ABSTAIN from providing a Vote Recommendation on proposals regarding the Maquiladora Standards and international operating policies.

The following factors should be considered:

1.	We believe that human rights are of the utmost importance for their own sake as well as for the enhancement of economic potential of a nation.

2.
We do not believe that a concrete business case has been made for these proposals. We will refrain from making social statements by voting for these proposals. We will not only vote on proposals that maximize the value of the issuers’ securities without regard to (i.e., we will not pass judgement upon) the non-economic considerations.

Equal Employment Opportunity
And Discrimination

In regards to equal employment and discrimination, companies without comprehensive EEO programs will find it hard to recruit qualified employees and find them at a long-term competitive disadvantage. Companies who are not carefully watching their human resource practices could also face lawsuits.

Vote Recommendation

REFRAIN from voting on any proposals regarding equal employment opportunities and discrimination.

The following factors should be considered:

1.
We feel that the hiring and promotion of employees should be free from prohibited discriminatory practices. We also feel that many of these issues are already subject to significant state and federal regulations.

Animal Rights

A Corporation is requested to issue a report on its progress towards reducing reliance on animal tests for consumer product safety.

Vote Recommendation

REFRAIN from making Vote Recommendations on proposals regarding animal rights.

The following factors should be considered:

1.	Needless cruelty to animals should never be tolerated. However, the testing of products on animals may be very important to the health and safety of consumers.

2.	We also feel that this issue is already subject to significant state and federal regulation.

CHAPTER 8

CAPITAL STRUCTURE

Common Stock Authorization

The ability to increase the number of authorized shares could accommodate the sale of equity, stock splits, dividends, compensation-based plans, etc. The board can usually be trusted to use additional shares for capital-raising and other transactions that are in the corporation’s best interests.

However, excessive escalation in the number of authorized shares may allow the board to radically change the corporation’s direction without shareholder approval. Be careful to view that the increased number of shares will not enable the company to activate a poison pill.

Vote Recommendation

Vote Case-By-Case on proposals to increase the number of shares of common stock authorized for issue.

Vote AGAINST proposed common share authorization that increase existing authorization by more then 100 percent unless a clear need for the excess shares is presented by the company.

The following factors should be considered:

1.	Is this company going to make frequent business acquisitions over a period of time?

2.	Is the company expanding its operations?

3.	Within the company, are there any debt structuring or prepackaged bankruptcy plans?

Blank Check Preferred Stock

The terms of blank check preferred stock give the board of directors the power to issue shares of preferred stock at their discretion, with voting, conversion, distribution and other rights to be determined by the board at the time of the issue.

Blank check preferred stock can provide corporations with the flexibility to meet changing financial conditions. However, once the blank check preferred stock has been authorized, the shareholders have no further power over how or when it will be allocated.

Vote Recommendation

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights.

The following factors should be considered:

1.	Blank check preferred stock can be used as the vehicle for a poison pill defense against hostile suitors, or it may be placed in friendly hands to help block a takeover bid.

Preemptive Rights

These proposals request that the corporation provide existing shareholders with an opportunity to acquire additional shares in proportion to their existing holdings whenever new shares are issued. In companies with a large shareholder base and ease in which shareholders could preserve their relative interest through purchases of shares on the open market, the cost of implementing preemptive rights does not seem justifiable in relation to the benefits.

Vote Recommendation

Vote AGAINST proposals seeking preemptive rights.

The following factors should be considered:

1.	The existence of preemptive rights can considerably slow down the process of issuing new shares due to the logistics involved in protecting such rights.

2.	Preemptive rights are not necessary for the shareholder in today’s corporations, whose stock is held by a wide range of owners and is, in most cases, highly liquid.

Stock Distributions: Splits and Dividends

Stock Splits

The corporation requests authorization for a stock split.

Vote Recommendation

Vote FOR management proposal to authorize stock splits unless the split will result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the split.

Reverse Stock Splits

Vote Recommendation

Vote FOR management proposal to authorize reverse stock split unless the reverse stock split results in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the reverse split.

Adjustments to Par Value of Common Stock

The purpose of par value stock is to establish the maximum responsibility of stockholder in the event that a corporation becomes insolvent. It represents the maximum amount that a shareholder must pay the corporation if the stock is to be fully paid when issued.

The corporation requests permission to reduce the par value of its stock. In most cases, adjusting par value is a routine financing decision and should be supported.

Vote Recommendation

Vote FOR management proposals to reduce the par value of common stock.

The following factors should be considered:

1.	State laws sometimes prohibit issuance of new stock priced below that of the outstanding shares.

2.	A corporation may be unable to raise capital if the par value is overstated.

Debt Restructurings

The corporation may propose to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.

Vote Recommendation

It is our policy to vote CASE-BY-CASE on debt restructuring.

The following factors should be considered:

1.	Dilution - How much will ownership interest of existing shareholders be reduced and how extreme will dilution to future earnings be?

2.	Change in Control - Will the transaction result in a change of control of the company?

3.	Bankruptcy - Is the threat of bankruptcy, which would result in severe losses in shareholder value, the main factor driving the debt restructuring?

CHAPTER 9

EXECUTIVE AND DIRECTOR COMPENSATION

Director Compensation

Directors represent shareholders and are responsible for protecting shareholder interests. Companies state in the proxy material that they pay directors well in order to attract the most qualified candidates. All compensation packages for any executive, director or employee should include a pay-for-performance component.

Vote Recommendation

Vote on a CASE-BY-CASE basis for director compensation.

The following factors should be considered:

1.	As directors take an increasingly active role in corporate decision-making and governance, their compensation is becoming more performance-based.

Shareholder Proposal to Limit Executive and Director Pay

Shareholder compensation proposals that set limits or reduce executive compensation should be closely scrutinized. Many of these proposals may be flawed in their emphasis on an absolute dollar figure in compensation.

Vote Recommendation

Vote on a CASE-BY-CASE basis.

The following factors should be considered:

1.
Executive compensation is established by a committee that consists of independent directors who have fiduciary responsibility to act in the best interest of the shareholders and who are best placed to make compensation decisions.

Employee Stock Ownership Plans (ESOPs)

These proposals ask for stockholder endorsement of compensation plans for key employees which involve the issuance of company shares by granting of stock options, SARs, restricted stock, etc. These plans help attract and retain best-qualified corporate personnel and tie their interests more closely to those of the shareholders.

Vote Recommendation

Vote FOR proposals to adopt share-based compensation plans when the following items are involved:

1.	The exercise price for stock options is less than 85% of fair market value on the date of the grant.

2.	It is an omnibus stock plan which gives directors broad discretion in deciding how much and what kind of stock to award, when and to whom.

3.	The shares for issue exceed 8% of the company’s outstanding shares; or, in the case of the evergreen plans, the amount of increase exceeds 1.5% of the total number of shares outstanding.

Vote AGAINST proposals adopting share based compensation plans when the following items are involved:

1.	Re-load options (new options issued for any exercised).

2.	The plan would allow for management to pyramid their holdings by using stock to purchase more stock, without having to lay out cash. Vote YES if this is for directors.

Options Expensing

Shareholder proposal to expense options.

Vote Recommendation

It is our policy to vote FOR proposals to expense options.

Golden Parachutes

Golden parachutes are designed to protect the employees of a corporation in the event of a change in control. The change in control agreement will specify the exact payments to be made under the golden parachutes. The calculation for payout is usually based on some multiple of an employee’s annual or monthly compensation. Golden parachutes are generally given to employees whose annual compensation exceeds $112,000.

Recent experience has shown a willingness of many managements to treat severance agreements as equal to equity investments and to reward themselves as if substantial amounts of equity were at risk.

Vote Recommendation

Vote FOR proposals which seek to limit additional compensation payments.

Vote FOR shareholder proposals to have golden parachutes submitted for shareholder ratification.

The following factors should be considered:

1.	The stability of management may be affected by an attempted acquisition of the corporation.

2.	There is a tendency on the part of an entrenched management to overstate the value of their continuing control of and influence on the day-to-day functions of a corporation.

Proposal to Ban Golden Parachutes

Based on the foregoing information:

Vote Recommendation

We are FOR this proposal, which essentially bans golden parachutes, because we feel management’s compensation should be solely based on real-time contributions to the corporation while they are serving it. Deferred current compensation is viewed differently than future, contingent compensation for current services.

Outside Directors’ Retirement Compensation

We believe that directors should only be compensated while serving the company.

Vote Recommendations

Vote AGAINST proposals establishing outside directors’ retirement compensation.

Vote FOR proposals that revoke outside directors’ retirement compensation.

CHAPTER 10

STATE OF INCORPORATION

Control Share Acquisition Statutes

These proposals suggest that the board of directors solicit shareholder approval before committing acquisitions or divestiture of a business exceeding stipulated threshold levels. Such statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds.

Vote Recommendation

Vote AGAINST proposals which request the board to seek shareholder approval before committing to an acquisition.

The following factors should be considered:

1.	These proposals deprive the board of directors of its ability to act quickly in propitious circumstances.

2.	Conforming to these requirements can be expensive.

3.	The board of directors is uniquely qualified and positioned to be able to make these decisions without prior shareholder approval.

4.	The threshold levels usually imposed by these proposals are much more stringent than required by law.

Opt-Out of State Takeover Statutes

These proposals seek shareholder approval to opt-out (not be governed by) certain provisions of the anti-takeover laws of various states. Delaware law, for instance, dictates that a bidder has to acquire at least 85% of a company’s stock before exercising control, unless he or she has board approval. This means that a company may thwart an otherwise successful bidder by securing 15% of its stock in friendly hands.

Vote Recommendation

Vote on a CASE-BY-CASE basis for these proposals.

The following factors should be considered:

1.	It is the directors’ responsibility to act on behalf of the shareholders in opposing coercive takeover attempts.

2.	Creating deterrents to corporate takeovers may allow for entrenchment of inefficient management.

3.	These statutes strengthen the board’s ability to deal with potential buyers on fair and reasonable terms.

4.	Shareholders should have the final say on whether the company should be merged or acquired.

Corporate Restructuring, Spin-Offs Asset Sales, Liquidations

Votes on corporate restructuring, spin-offs, asset sales and liquidations are evaluated on a case by case basis.

CHAPTER 11

CONFLICTS OF INTEREST

Conflicts

From time to time, proxy voting proposals may raise conflicts between the interests of the Advisers clients and the interests of the Adviser, its affiliates and its employees. Conflicts of interest may arise when:

1.	Proxy votes regarding non-routine matters are solicited by an issuer that may have a separate account relationship with an affiliate of the Adviser.

2.
A proponent of a proxy proposal has a business relationship with the Adviser or one of its affiliates or the Adviser or one of its affiliates has a business relationship with participants in proxy contests, corporate directors or director candidates.

3.	An employee of the Adviser has a personal interest in the outcome of a particular matter before shareholders.

If the Adviser receives a proxy that to the knowledge of the Proxy Manager raises a conflict of interest, the Proxy Manager shall advise the Governance Committee which shall determine whether the conflict is “material” to any specific proposal involved in the proxy. The Governance Committee will determine whether the proposal is material as follows:

1.	Routine proxy proposals are presumed not to involve a material conflict of interest.

2.
Non-routine proxy proposals. Proxy proposals that are “non-routine” will be presumed to involve a material conflict of interest unless the Governance Committee determines that the conflict is unrelated to the proposal. Non-routine proposals would include a merger, compensation matters for management and contested elections of directors.

Conflicts cont’d

3.
The Governance Committee may determine on a case-by-case basis that particular non-routine proposals do not involve a material conflict of interest because the proposal is not directly related to the Adviser’s conflict vis-à-vis the issue. The Governance Committee will record the basis for any such determination. With respect to any proposal that the Governance Committee determines presents a material conflict of interest, the Adviser may vote regarding that proposal in any of the following ways:

a)	Obtain instructions from the client on how to vote.

b)	Use existing proxy guidelines if the policy with respect to the proposal is specifically addressed and does not involve a case-by-case analysis.

c)	Vote the proposal that involves the conflict according to the recommendations of an independent third party such as Institutional Share Services Inc. or Investor Responsibility Research Center.

CHAPTER 12

GOVERNANCE COMMITTEE
AND
PROXY MANAGERS

Governance Committee

The Governance Committee is responsible for the maintenance of the Proxy Voting Policies and Procedures and will determine whether any conflict between the interest of clients and the Advisers in voting proxies is material. The Governance Committee includes the following: (1) Brian Chase, (2) Barbara Pires, and (3) Punita Kumar-Sinha.

Proxy Managers

The Proxy Manager for the Adviser is Punita Kumar-Sinha, Portfolio Manager. The Proxy Manager will determine how votes will be cast on proposals that are evaluated on a case-by case basis.

CHAPTER 13

SPECIAL ISSUES WITH VOTING
FOREIGN PROXIES

Special Issues with Voting Foreign Proxies

Voting proxies with respect to shares of foreign stock may involve significantly greater effort and corresponding cost than voting proxies in the U.S domestic market. Issues in voting foreign proxies include the following:

1.	Each country has its own rules and practices regarding shareholder notification, voting restrictions, registration conditions and share blocking.

2.
In some foreign countries shares may be “blocked” by custodian or depository or bearer shares deposited with specific financial institutions for a certain number of days before or after the shareholders meeting. When blocked, shares typically may not be traded until the day after the blocking period. Blackstone may refrain from voting shares of foreign stocks subject to blocking restrictions where in the Adviser’s judgment the benefit from voting the shares is outweighed by the interest in maintaining client liquidity in the shares. This decision is made on a case-by-case basis based on a relevant factors including the length of the blocking period, the significance of the holding and whether the stock is considered by a long-term holding.

3.	Time frames between shareholder notification, distribution of proxy materials, book closures and the actual meeting date may be too short to allow timely action.

4.
In certain countries, applicable regulations require that votes must be made in person at the shareholder meeting. The Adviser will weigh the costs and benefits of voting on proxy proposals in countries that require in-person voting on a case-by-case basis and make decisions on whether voting on a given proxy proposal is prudent. Generally, the Adviser will not vote shares in countries that require in person voting on routine matters such as uncontested elections of directors, ratification of auditors.

CHAPTER 14

RECORD KEEPING

Record Keeping

Blackstone will maintain the following records:

1.	Copies of these policies

2.
A copy of each proxy statement that the Adviser receives regarding client securities. The Adviser may satisfy this requirement by relying on a third party to keep copies of proxy statements provided that the Adviser has an undertaking from the third party to provide a copy of the proxy statement promptly upon request.

3.
A record of each vote cast on behalf of a client. A third party may keep these voting records provided that the Adviser has an undertaking from the third party to provide a copy of the record promptly upon request.

4.	A copy of any document created by the Adviser that was material to making a decision on how to vote proxies or that memorializes the basis for that decision.

5.
A copy of each written client request for information on how an Adviser voted proxies on behalf of the client and a copy of written response by the Adviser to any client request for information on how the Adviser voted proxies on behalf of the client.

The above records shall be maintained for five years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of the Adviser.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Portfolio Manager

The Fund is managed by Punita Kumar-Sinha, who has primary responsibility for the day-to-day implementation of the Fund’s investment strategies. Ms. Kumar-Sinha has been the portfolio manager for the Fund since 1999. Ms. Kumar- Sinha has been a Managing Director of Blackstone Asia Advisors L.L.C. (the “Investment Manager”) since December 2005. Prior to joining the Investment Manager, Ms. Kumar-Sinha was a Managing Director and Senior Portfolio Manager at Oppenheimer Asset Management Inc. and CIBC World Markets, where she was also the portfolio manager for the Fund. Prior to December 4, 2005, Advantage Advisers, a subsidiary of Oppenheimer Asset Management Inc., served as the Fund’s Investment Manager.

Other Accounts Managed by Portfolio Manager

Currently, in addition to managing the Fund, Ms. Kumar-Sinha also is primarily responsible for the day-to day portfolio management of another registered investment company, the total assets of which were approximately $1,901,488,554 at October 31, 2006. Neither fund has fees based on performance.

Aside from these funds, Ms. Kumar-Sinha currently manages no other registered investment companies, pooled investment vehicles or accounts. However, in the future, Ms. Kumar-Sinha may manage other funds or accounts for, or work in conjunction with, Blackstone’s private equity group, which may also invest in the same or similar securities as the Fund.

Portfolio Manager Compensation

Ms. Kumar-Sinha’s overall compensation is determined by Blackstone’s Management Committee. Blackstone’s compensation structure is designed to pay competitive salaries to attract and retain top quality investment professionals. Ms. Kumar-Sinha’s compensation consists of two elements—base salary and bonus.

Base Salary

The base salary is generally a fixed amount. The base salary is reviewed annually and may be adjusted based on a variety of factors, including competitive market factors and the skill, experience and responsibilities of the individual. While investment performance is a factor in determining the portfolio manager’s compensation, it is not necessarily a decisive factor.

Bonus

Ms. Kumar-Sinha is also eligible to receive an annual cash bonus. The level of this bonus is based upon evaluations and determinations made by the portfolio manager’s supervisor. These reviews and evaluations often take into account a variety of factors, including the effectiveness of the portfolio manager’s investment strategies, the performance of the accounts for which she serves as portfolio manager relative to any benchmark or benchmarks established for those accounts over the course of the year (currently the IFC Investable Index, the Dollex and the MSCI AC Asia Ex-Japan Index), the amount of the Investment Manager’s total assets under management, her ability to work with colleagues and to supervise her investment staff and her overall contribution to the Investment Manager in achieving its business objectives.

Potential Conflicts of Interest

Potential conflicts of interest may arise when a fund’s portfolio manager has day-to-day management responsibilities with respect to one or more funds or accounts, as is the case for Ms. Kumar-Sinha. Ms. Kumar-Sinha’s simultaneous management of the Fund and another registered investment company may present actual or apparent conflicts of interest with respect to the allocation of Ms. Kumar-Sinha’s time and attention as well as with respect to the allocation of investment opportunities and aggregation of securities orders placed on behalf of the funds. These funds have partially overlapping investment objectives since both may invest in Indian securities. Potential conflicts may arise, for example, when there is a limited quantity of an investment that may be suitable for both funds and the investment must be allocated between them. It is also possible that, in light of different objectives, benchmarks, industry and sector exposures and time horizons, the portfolio manager may take differing positions in the funds. In the future, Ms. Kumar-Sinha may manage other funds or accounts that may also invest in the same or similar securities as the Fund, which may also present similar or additional conflicts of interest.

The Investment Manager believes that such potential conflicts are mitigated by the fact that the Investment Manager has adopted policies that address potential conflicts of interest, including strict adherence to investment objectives, policies and guidelines as well as best execution and trade allocation policies that are designed to ensure (1) that portfolio management is seeking the best price for portfolio securities under the circumstances, (2) fair and equitable allocation of investment opportunities among accounts over time and (3) compliance with applicable regulatory requirements. All accounts are treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager. In some cases, these procedures may affect the size of the position obtained or the price paid and may preclude some investment opportunities.

Portfolio Manager Securities Ownership

As of October 31, 2006, Ms. Kumar-Sinha beneficially owned between $10,001 and $50,000 in the common stock of the Fund.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs		(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs

05/01/06 to 05/31/06	None	None	None		None
06/01/06 to 06/30/06	None	None	None		None
07/01/06 to 07/31/06	10,303.0000	$16.3540	10,303.0000	(1)	None
08/01/06 to 08/31/06	None	None	None		None
09/01/06 to 09/30/06	None	None	None		None
10/01/06 to 10/31/06	260,259.0000	$18.5906	260,259.0000	(2)	None
Total	270,562.0000	—	270,562.0000		None

(1)
These shares were repurchased in connection with the Fund’s regular, quarterly repurchase offer announced on June 23, 2006 that expired on July 14, 2006. In connection with this repurchase offer, the Fund offered to repurchase up to 260,774.4328 shares of its common stock, an amount equal to 5% of its outstanding shares of common stock, for cash at a price approximately equal to the Fund’s net asset value as of July 21, 2006.

(2)
These shares were repurchased in connection with the Fund’s regular, quarterly repurchase offer announced on September 22, 2006 that expired on October 13, 2006. In connection with this repurchase offer, the Fund offered to repurchase up to 260,259 shares of its common stock, an amount equal to 5% of its outstanding shares of common stock, for cash at a price approximately equal to the Fund’s net asset value as of October 20, 2006.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)
The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	The Asia Tigers Fund, Inc.

By (Signature and Title)*	/s/ Prakash A. Melwani,
Prakash A. Melwani, President (principal executive officer)
Date	December 21, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Prakash A. Melwani
Prakash A. Melwani, President (principal executive officer)
Date	December 21, 2006

By (Signature and Title)*	/s/ Brian S. Chase
Brian S. Chase, Treasurer (principal financial officer)
Date	December 21, 2006

*    Print the name and title of each signing officer under his or her signature.